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                          [BANK OF AMERICA LETTERHEAD]      Exhibit: 10(hhh)


                                                  SECURITY AGREEMENT (EQUIPMENT)



           THIS SECURITY AGREEMENT (this "Agreement") is entered into as of February ____, 1998, between CERPROBE CORPORATION (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").


1. THE SECURITY. The Borrower hereby assigns and grants to the Bank a security interest in the following described property ("Collateral"):

A. All of the machinery, furniture, fixtures and other equipment of every type which is purchased or financed with, or for the purchase of which the Borrower is reimbursed for with, the proceeds of the Term Loan as defined in the Business Loan Agreement, dated as of December 22, 1998, between the Borrower and the Bank, as amended from time to time (the "Loan Agreement"), including, without limitation, the equipment and other property listed on Exhibit A attached hereto and incorporated herein, together with any and all replacements thereof and substitutions therefor.

B. All documents now owned or hereafter acquired by Borrower covering any of the above-described property.

C All rights under contracts of insurance now owned or hereafter acquired by Borrower covering any of the above-described property.

D. All proceeds, product, rents and profits now owned or hereafter acquired by Borrower of any of the above-described property.

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Borrower to Bank. For the purpose of this Agreement, "Indebtedness" means all of the Borrower's obligations under the Loan Agreement with respect to the Term Loan (as such term is defined in the Loan Agreement).

3. BORROWER'S COVENANTS. Borrower covenants and warrants that unless compliance is waived by Bank in writing:

A. Borrower will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate books and records relating to the Collateral (the "Books and Records"), which Books and Records, upon reasonable prior notice, will be made available to the Bank at any time during normal business hours for the purpose of examination and for the purpose of making copies of any portion thereof).

B. Borrower has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Borrower's place of business or Borrower's chief executive office if Borrower has more than one place of business, and (ii) any Collateral, including the Books and Records.

C. Borrower will notify Bank in writing prior to any change in Borrower's name, identity or organizational documents.

D. Borrower will maintain and keep in force insurance covering Collateral designated by Bank against fire and extended coverages. Such insurance shall require losses to be paid on a replacement cost basis,


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be issued by insurance companies reasonably acceptable to Bank and include a loss payable endorsement in favor of Bank in a form acceptable to Bank.

E. Borrower has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank and other liens permitted by Section
     7.8 of the Loan Agreement.

F. Borrower will not sell, lease, agree to sell or lease, or otherwise dispose of any Collateral or remove any Collateral from Borrower's place of business except with the prior written consent of Bank, except for any obsolete equipment having a value of less than $5,000.00 disposed of or sold in the ordinary course of Borrower's business.

G. Borrower will promptly notify Bank in writing of any event which materially affects the value of any Collateral, the ability of Borrower or Bank to dispose of any Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral.

H. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Borrower shall immediately deliver such document to Bank.

I. Borrower will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless Borrower first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by Bank of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to Bank and shall provide that Bank has no liability to such owner, holder of any lien, or any other person.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Borrower agrees that Bank may at its option at any time, whether or not Borrower is in default:

A. Require Borrower to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located in accordance with Section 3A. above.

C. Notify any person of Bank's interest in the Collateral to the extent necessary to continue the perfection or priority of the security interest of Bank in the Collateral.

D. After a default under this Agreement or the Loan Agreement, demand and collect any proceeds of the Collateral. In connection therewith Borrower irrevocably authorizes Bank to endorse or sign Borrower's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Borrower and remove therefrom any proceeds of the Collateral.

5.   DEFAULTS. Any one or more of the following shall be a default hereunder:

A. Borrower fails to make any payment of principal or interest due under the Loan Agreement within two (2) days of the date when due; or the Borrower fails to make any other payment of Indebtedness within five (5) days of the date when due.


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B.   Borrower breaches any term, provision, material warranty or material representation under this Agreement not specifically referred to in this
     Section 5, and, if such breach is susceptible of being cured, such breach is not cured within thirty (30) days of the earlier of (i) the earliest date on which the Borrower knew or reasonably should have known of such breach, and (ii) the date on which the Borrower notifies the Bank of such breach; or Borrower breaches any term, provision, material warranty, or material representation under any other obligation of Borrower to Bank, and such breach is not cured within any applicable cure period.

C. Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of Borrower or of any guarantor of any Indebtedness.

D. Borrower or any guarantor of any Indebtedness becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, fails in business, makes a general assignment for the benefit of creditors, dies or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors and, in the case of the commencement of an involuntary bankruptcy proceeding, such proceeding is not dismissed within 60 days of the filing thereof.

E. Any case, proceeding or other action is commenced against Borrower or any guarantor of any Indebtedness under any bankruptcy or other law for the relief of, or relating to, debtors and, in the case of the commencement of an involuntary bankruptcy proceeding, such proceeding is not dismissed within 60 days of the filing thereof.

F. Any involuntary lien of any kind or character attaches to any material portion of the Collateral.

G. Any financial statements, certificates, schedules, or other information now or hereafter furnished by Borrower to Bank proves false or incorrect in any material respect.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following:

A. Declare any Indebtedness immediately due and payable, without notice or demand.

B. Enforce the security interest given hereunder pursuant to the Arizona Uniform Commercial Code and any other applicable law.

C. Require Borrower to assemble the Collateral, including the Books and Records, and make them available to Bank at a place designated by Bank.

D. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such Collateral and such Books and Records relating thereto, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

E. Grant extensions and compromise or settle claims for less than face value relating to any proceeds of the Collateral, all without prior notice to Borrower.

F. Use or transfer any of Borrower's rights and interests in any Intellectual Property now owned or hereafter acquired by Borrower, if Bank deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. Borrower agrees that any such use or

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     transfer shall be without any additional consideration to Borrower. As used in this paragraph, "Intellectual Property" includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which Borrower has any right or interest, whether by ownership, license, contract or otherwise.

G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.

H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Borrower hereby irrevocably constitutes and appoints Bank as Borrower's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.   MISCELLANEOUS

A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.

B. Borrower shall, at the reasonable request of Bank, execute such other agreements, documents, instruments or financing statements in connection with this Agreement as Bank may reasonably deem necessary. A carbon, photostat or other reproduction of this Agreement or any financing statement is sufficient as a financing statement.

C. All notes, security agreements, subordination agreements and other documents executed by Borrower or furnished to Bank in connection with this Agreement must be in form and substance reasonably satisfactory to Bank.

D. This Agreement shall be governed by and construed according to the laws of the State of Arizona, to the jurisdiction of which the parties hereto submit.

E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

F. All terms not defined herein are used as set forth in the Arizona Uniform Commercial Code.

G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to preserve, process, assemble, insure, prepare for sale of lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Borrower agrees to pay immediately all reasonable costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services.

BANK OF AMERICA NATIONAL TRUST AND       CERPROBE CORPORATION
SAVINGS ASSOCIATION


--------------------------------         ------------------------------------
Kathleen P. Sowa, Vice President         Randal L. Buness, Vice President/CFO




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                                    EXHIBIT A


List of Equipment:
(Will be provided by Borrower)


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Recording Requested by and when recorded mail to:
         Bank of America NT&SA
         101 N. 1st Avenue
         Phoenix, Arizona  85003
         Attn: Documentation #9950


  ------------------Space above this line for Recorder's Use-----------------
                         ARIZONA UNIFORM COMMERCIAL CODE
                        FINANCING STATEMENT - FORM UCC-1

          This FINANCING STATEMENT is presented for filing (recording)
                pursuant to the Arizona Uniform Commercial Code.
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

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1.       Debtor(s) (Last name first and address):                  2.     Secured Party(ies) and address:
         Cerprobe Corporation                                             Bank of America National Trust and Savings Association
         1150 North Fiesta Boulevard                                      101 North First Avenue, Dept. 8211
         Gilbert, Arizona 85233-2237                                      Phoenix, Arizona 85003
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3.       Name and Address of Assignee of Secured Party(ies):       4.     [X]  If checked, products of collateral are also
                                                                          covered.
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6.       If the collateral is crops, the crops are growing or to   5.     This financing Statement covers the following types
         be grown on the following described real estate:                 (or items) of property:

                                                                          SEE ATTACHED EXHIBIT "A"
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7.       If the collateral is (a) goods which are or are to become fixtures; (b)
         timber to be cut; or (c) minerals or the like (including oil and gas), or accounts resulting from the sale thereof at the wellhead or minehead to which the security interest attaches upon extraction, the legal description of the real estate concerned is:

         And, this Financing Statement is to be recorded in the office where a mortgage on such real estate would be recorded. If the Debtor does not have an interest of record, the name of a record owner is:
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8.       This Financing Statement is signed by the Secured Party instead of the debtor to perfect or continue perfection of a security interest in:

  []     collateral already subject to a security interest in        []   collateral as to which the filing has lapsed or will
         jurisdiction when it was brought into this state.                lapse.
  []     proceeds of collateral because of a change in type or       []   collateral acquired after a change of name, identity,
         use.                                                             or corporate structure of the Debtor.
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                                                                          Dated:  February _______, 1999
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         Cerprobe Corporation                                             Bank of America National Trust and Savings Association
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         By:                                                              By:
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         Randal L. Buness, Vice President/CFO                             Kathleen P. Sowa, Vice President
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         Signature(s) of Debtor(s) or Assignor                            Signature of Secured Party or Assignee
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